Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1.
Registration Statement (Form S-8 No. 333-144293) pertaining to the Alphatec Holdings, Inc. 2005 Employee, Director and Consultant Stock Plan,
2.
Registration Statement (Form S-8 No. 333-147212) pertaining to the Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan,
3.
Registration Statement (Form S-8 No. 333-187189) pertaining to the Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan,
4.
Registration Statement (Form S-8 No. 333-187190) pertaining to the Amended and Restated Alphatec Holdings, Inc. 2005 Employee, Director and Consultant Stock Plan,
5.
Registration Statement, as amended (Form S-3 No. 333-195604) of Alphatec Holdings, Inc.,
6.
Registration Statement (Form S-8 No. 333-196616) pertaining to the Alphatec Holdings, Inc. Amended 2007 Employee Stock Purchase Plan,
7.
Registration Statement (Form S-8 No. 333-196617) pertaining to the Amended and Restated Alphatec Holdings, Inc. 2005 Employee, Director and Consultant Stock Plan,
8.
Registration Statement (Form S-3 No. 333-200869) of Alphatec Holdings, Inc.,
9.
Registration Statement (Form S-8 No. 333-202504) pertaining to the Alphatec Holdings, Inc. Amended 2007 Employee Stock Purchase Plan,
10.
Registration Statement (Form S-8 No. 333-202505) pertaining to the Amended and Restated Alphatec Holdings, Inc. 2005 Employee, Director and Consultant Stock Plan,
11.
Registration Statement (Form S-8 No. 333-211182) pertaining to the Alphatec Holdings, Inc. Amended 2007 Employee Stock Purchase Plan,
12.
Registration Statement (Form S-8 No. 333-213981) pertaining to the Alphatec Holdings, Inc. 2016 Equity Incentive Plan and the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan,
13.
Registration Statement (Form S-8 No. 333-215036) pertaining to the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan,
14.
Registration Statement (Form S-8 No. 333-217055) pertaining to the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan and the Alphatec Holdings, Inc. Amended 2007 Employee Stock Purchase Plan,
15.
Registration Statement (Form S-3 No. 333-217444) of Alphatec Holdings, Inc.,
16.
Registration Statement (Form S-8 No. 333-217907) pertaining to the Alphatec Holdings, Inc. Amended 2007 Employee Stock Purchase Plan,
17.
Registration Statement (Form S-8 No. 333-221084) pertaining to the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan,
18.
Registration Statement (Form S-3 No. 333-221085) of Alphatec Holdings, Inc.,
19.
Registration Statement (Form S-3 No. 333-224304) of Alphatec Holdings, Inc.
20.
Registration Statement (Form S-8 No. 333-225080) pertaining to the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan,
21.
Registration Statement (Form S-8 No. 333-232661) pertaining to the Alphatec Holdings, Inc. 2016 Employment Inducement Award Plan,

22.
Registration Statement (Form S-3 No. 333-222664) of Alphatec Holdings, Inc.,
23.
Registration Statement (Form S-3 No. 333-239546) of Alphatec Holdings, Inc.,
24.
Registration Statement (Form S-8 No. 333-239556) pertaining to the Alphatec Holdings, Inc. 2016 Equity Incentive Plan,
25.
Registration Statement (Form S-3 No. 333-241677) of Alphatec Holdings, Inc.,
26.
Registration Statement (Form S-3 No. 333-254915) of Alphatec Holdings, Inc.,
27.
Registration Statement (Form S-8 No. 333-258585) pertaining to the Alphatec Holdings, Inc. Amended and Restated 2007 Employee Stock Purchase Plan, of our report dated March 5, 2021, with respect to the financial statements of Alphatec Holdings, Inc. for the year ended December 31, 2020 included in this Annual Report (Form 10-K) of Alphatec Holdings, Inc. for the year ended December 31, 2022.

/s/ Mayer Hoffman McCann P.C.

San Diego, California

February 28, 2023